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                                                                Exhibit 10.72

                             LEASE SCHEDULE NO. 1
                           TO MASTER LEASE AGREEMENT



     This Lease Schedule No. 1 is attached to and made a part of the Master Lease Agreement ("Lease") between C J CLASSICS, INC. DBA C J'S SLOT CONNECTIONS, a Nevada corporation ("Lessor"), and SANTA FE HOTEL, INC., a Nevada corporation ("Lessee"), dated August 15, 1996.
                  ---------------

     1. Description of Equipment: The Equipment listed on Attachment "A" to this Lease Schedule is added to the Equipment leased under the Lease and made subject to the provisions of the Lease.

     2. Commencement Date: The Commencement Date for the Equipment leased under this Schedule will be the date the Equipment is delivered and accepted by the Lessee.

     3. Term: The Term shall commence on the Commencement Date and shall continue for 36 consecutive months.

     4. The Basic Rent due each month during the Term for the Equipment described herein is as follows:

          a. The first payment under this Lease Schedule in an amount equal to $1,434.44 times the number of days ("Interim Rent") from the Commencement Date to the first of the month following the Commencement Date (the "First Month") shall be due and payable upon delivery and acceptance of the Equipment.

          b. Payment of the Basic Rent in the amount of $43,033.18 shall be due on the first day of the First Month and on the first day of each month thereafter for 35 consecutive months.

          c. In addition to the monthly Basic Rent and Interim Rent due as set forth above, Lessee shall pay Lessor an amount equal to all taxes which may be imposed by any Federal, State or local authority from time to time.

     5. Security Deposit: Lessee shall pay to Lessor, due upon execution of this Schedule, a Security Deposit in the amount of $43,033.18. The Security Deposit will be held by the Lessor for the Term of the Lease and will be returned to Lessee upon satisfactory completion of the terms and conditions of the Lease.


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     6.   All of the provisions of the above-mentioned Lease are incorporated by reference herein as if set forth fully herein.

Dated:  August 15, 1996
       -----------------------


LESSEE:                             LESSOR:

SANTA FE HOTEL, INC.,               C J CLASSICS, INC. dba C J'S SLOT
A NEVADA CORPORATION                CONNECTIONS, A NEVADA CORPORATION


BY:  THOMAS K. LAND                 BY:  CARL FREDERICKSEN
    -------------------------           ---------------------------

ITS: SVP AND CFO                    ITS: PRESIDENT
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